                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                         Heitman Real Estate Portfolio
                      IRA Capital Preservation Portfolio
                            Clipper Focus Portfolio
                       Supplement dated October 30, 2001
          to the Prospectuses dated April 30, 2001 and July 30, 2001

On September 7, 2001, the Board of Trustees of UAM Funds Trust approved the reorganization of the Heitman Real Estate Portfolio, IRA Capital Preservation Portfolio and Clipper Focus Portfolio (the "UAM Portfolios") into the PBHG REIT Fund, PBHG Capital Preservation Fund and PBHG Focus Fund (each, a "PBHG Fund"), respectively, each a series of PBHG Funds (the "Reorganization"). A special shareholder meeting has been called to vote on the approval of an Agreement and Plan of Reorganization on behalf of each UAM Portfolio (each, a "Plan"). A proxy statement will be mailed to shareholders entitled to vote on the Plan in advance of the shareholder meeting.

If the Plan is approved by the applicable UAM Portfolio's shareholders, those shareholders will become shareholders of the corresponding series of the PBHG Funds. Shareholders of the UAM Portfolios should refer to the proxy materials for details on the special shareholder meeting and the Reorganization. If a Plan is approved by shareholders, it is expected that the Reorganization will occur in December 2001.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                     [LOGO] UAM